HECO Exhibit 99.4

Hawaiian Electric Company, Inc.

Written Statement of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted by

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Current Report of Hawaiian Electric Company, Inc. (HECO) on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the HECO Report), I, Richard A. von Gnechten, Chief Financial Officer of HECO, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The HECO Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The HECO consolidated information contained in the HECO Report fairly presents, in all material respects, the financial condition as of December 31, 2002 and results of operations for the year ended December 31, 2002 of HECO and its subsidiaries.

/s/ Richard A. von Gnechten

Richard A. von Gnechten

Financial Vice President

(Principal Financial Officer of HECO)

Date: February 26, 2003